UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	April 1, 2005
Date of earliest event reported:	March 29, 2005

OFFICEMAX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road

Itasca, Illinois 60143

(Address of principal executive offices) (Zip Code)

(630) 773-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14A-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into Material Definitive Agreement.

Settlement Agreement and Release

On March 22, 2005, the company entered into a Settlement Agreement and Release with Gary J. Peterson in connection with his separation of employment from the company as President — Retail in January 2005.  As a result of revocation rights contained in the agreement, it did not become effective or enforceable until March 29, 2005.  The agreement provides that we will pay Mr. Peterson $2,810,000 (less withholding taxes and certain other amounts), which is the lump sum cash severance benefit payable under his employment agreement with the company.  In exchange for this payment, Mr. Peterson agrees that all claims he may have against us, our affiliates, our current and former directors, our employees, and various other parties arising out of or relating in any way to his employment or separation from employment are fully settled and released.  This Agreement specifically carves out certain rights and benefits of Mr. Peterson that are not released, including payment of his salary, sales bonuses or commission, and expense through February 6, 2005 (the “Separation Date”); payments and benefits accrued as of the Separation Date under any employee benefit plan of the company (other than any right to severance or termination benefits); existing rights to indemnification, limitation of liability, advancement of expenses and directors’ and officers’ liability insurance coverage of the company; payment of a 2004 incentive award under the company’s 2004 plan; payment of a pro rata 2005 incentive award under the company’s 2005 plan, if any is made; right to participate in the company’s health and other insurance plans; rights with respect to a gross up payment in certain circumstances; and existing rights with respect to any claims of any kind arising out of a lawsuit against the company alleging violations of the Securities Exchange Act of 1934, in which Mr. Peterson was named as a party.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the form of  Settlement Agreement and Release which is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

                (c)           Exhibits.

10.1                              Form of Settlement Agreement and Release with Gary J. Peterson dated March 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 1, 2005

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

10.1	Form of Settlement Agreement and Release with Gary J. Peterson dated March 22, 2005